Exhibit 99.2 CTX001 Clinical Data Update November 19, 2019 1Exhibit 99.2 CTX001 Clinical Data Update November 19, 2019 1

Hemoglobinopathies – sickle cell disease (SCD) and β-thalassemia (β-thal) Blood disorders caused by Significant worldwide burden mutations in the β-globin gene Annual births in 300,000 SCD and β-thal, respectively 60,000 Sickle Cell Normal β-thalassemia Cell High morbidity and mortality Heavy burden of patient care Frequent transfusions & hospitalizations Anemia Pain Early death 2Hemoglobinopathies – sickle cell disease (SCD) and β-thalassemia (β-thal) Blood disorders caused by Significant worldwide burden mutations in the β-globin gene Annual births in 300,000 SCD and β-thal, respectively 60,000 Sickle Cell Normal β-thalassemia Cell High morbidity and mortality Heavy burden of patient care Frequent transfusions & hospitalizations Anemia Pain Early death 2

Persistence of fetal hemoglobin alleviates symptoms REDUCED RISK OF EVENTS REDUCED SYMPTOMS 2 1 SYMPTOMS ARISE SHORTLY AFTER BIRTH WHEN HEMOGLOBIN IN β-THALASSEMIA IN SICKLE CELL DISEASE SWITCHES FROM FETAL TO ADULT 8 Aseptic necrosis 8 Stroke 7 2 R = 0.933 Hospitalization 6 Chest syndrome 6 Crisis 5 Meningitis 4 4 3 2 2 1 0 0 3 30 1 10 100 5 10 15 20 25 FETAL HEMOGLOBIN LEVEL (%) FETAL HEMOGLOBIN LEVEL (%) › Rare patients continue to express HbF into adulthood, a condition known as hereditary persistence of fetal hemoglobin (HPFH), and these patients experience reduced or no symptoms 1. Powars, et al. Blood 1984; 2. Musallam, et al. Blood 2012 3 CUMULATIVE RISK MORBIDITY SCOREPersistence of fetal hemoglobin alleviates symptoms REDUCED RISK OF EVENTS REDUCED SYMPTOMS 2 1 SYMPTOMS ARISE SHORTLY AFTER BIRTH WHEN HEMOGLOBIN IN β-THALASSEMIA IN SICKLE CELL DISEASE SWITCHES FROM FETAL TO ADULT 8 Aseptic necrosis 8 Stroke 7 2 R = 0.933 Hospitalization 6 Chest syndrome 6 Crisis 5 Meningitis 4 4 3 2 2 1 0 0 3 30 1 10 100 5 10 15 20 25 FETAL HEMOGLOBIN LEVEL (%) FETAL HEMOGLOBIN LEVEL (%) › Rare patients continue to express HbF into adulthood, a condition known as hereditary persistence of fetal hemoglobin (HPFH), and these patients experience reduced or no symptoms 1. Powars, et al. Blood 1984; 2. Musallam, et al. Blood 2012 3 CUMULATIVE RISK MORBIDITY SCORE

CTX001 edits the BCL11A erythroid enhancer region


Cas9
DNA
Guide RNA
BCL11A gene
(Chromosome 2)
Erythroid enhancer
BCL11A
Reduced expression in erythroid lineage
β-globin locus
(Chromosome 11)
Gγ
Aγ
δ
β

Editing of the erythroid enhancer region of BCL11A causes induction of γ-globin, a subunit of fetal hemoglobin (HbF)

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CLIMB 111 and CLIMB 121: Phase 1/2 studies in patients with β-thal and SCD, respectively

	CLIMB THAL-111	CLIMB SCD-121
Design	Phase 1 / 2, international, multi-center, open-label, single arm study	Phase 1 / 2, international, multi-center, open-label, single arm study
Target enrollment	45 patients between 18 – 35 years of age with transfusion dependent thalassemia (TDT), including β0/β0 genotypes	45 patients between 18 – 35 years of age with severe SCD and a history of ≥2 vaso-occlusive crises/yr over the previous two years
Primary endpoint	Proportion of patients achieving sustained transfusion reduction for at least 6 months starting 3 months after CTX001 infusion	Proportion of patients with HbF ≥ 20%, sustained for at least 3 months starting 6 months after CTX001 infusion

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Trials involve a stem cell transplant using CTX001 – an investigational treatment


Stage 1
Stage 2
Stage 3
Stage 4
STUDY SITE
Screening
CD34+ HSPC mobilized and collected
Myeloablative conditioning (busulfan)
CTX001 infusion
Engraftment and discharge
Follow-up
CRISPR-Cas9 editing
CENTRAL MANUFACTURING FACILITY
Processing of CTX001
Shipment to study site

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CLIMB THAL-111: Patient baseline and treatment characteristics

CLIMB THAL-111 CRISPR THERAPEUTICS

Patient baseline

Genotype	**β^0/IVS-I-110**
Gender	**F**
Age at consent, *years*	**19**
Pre-study pRBC transfusions *Episodes/year*[2]	**16.5**

Treatment characteristics

- Successful engraftment[1]
  - Neutrophil engraftment at study day 33
  - Platelet engraftment at study day 37
- Initial safety profile consistent with myeloablative busulfan conditioning and autologous HSCT
- 2 SAEs occurred, neither considered related to CTX001 by study investigator, both resolved:
  - Veno-occlusive liver disease attributed to busulfan conditioning
  - Pneumonia in the presence of neutropenia

1 Neutrophil engraftment defined as absolute neutrophil count ≥500 cells/µL for three consecutive days, and platelet engraftment defined as unsupported platelet count ≥ 20,000/µL
2 Annualized rate during the two years prior to consenting for the study

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First TDT patient treated is transfusion free with sustained HbF > 10 g/dL Hemoglobin fractionation over time pre and post CTX001 infusion, Hemoglobin (g/dL) 1 HbF HbA HbA2 Hb Undefined CTX001 infusion 12.3 12.1 12.0 12.0 11.9 11.6 9.0 0.3 6.5 6.6 8.4 10.1 10.4 10.2 10.1 0.1 Baseline 1 2 3 4 5 6 9 Months post CTX001 infusion Patient receiving pRBC transfusions Patient not receiving pRBC transfusions Phlebotomy started Iron chelation restarted 1 Hb Undefined: Hb adducts and other variants. 8First TDT patient treated is transfusion free with sustained HbF > 10 g/dL Hemoglobin fractionation over time pre and post CTX001 infusion, Hemoglobin (g/dL) 1 HbF HbA HbA2 Hb Undefined CTX001 infusion 12.3 12.1 12.0 12.0 11.9 11.6 9.0 0.3 6.5 6.6 8.4 10.1 10.4 10.2 10.1 0.1 Baseline 1 2 3 4 5 6 9 Months post CTX001 infusion Patient receiving pRBC transfusions Patient not receiving pRBC transfusions Phlebotomy started Iron chelation restarted 1 Hb Undefined: Hb adducts and other variants. 8

HbF is highly pancellular in peripheral RBCs Peripheral RBC F-cells % F-cells (circulating RBCs expressing fetal hemoglobin) 99.7 99.8 CTX001 infusion 97.4 95.4 83.4 59.4 10.1 3.9 Baseline 1 2 3 4 5 6 9 Months post CTX001 infusion 9HbF is highly pancellular in peripheral RBCs Peripheral RBC F-cells % F-cells (circulating RBCs expressing fetal hemoglobin) 99.7 99.8 CTX001 infusion 97.4 95.4 83.4 59.4 10.1 3.9 Baseline 1 2 3 4 5 6 9 Months post CTX001 infusion 9

CLIMB SCD-121: Patient baseline and treatment characteristics

Patient baseline

Genotype	β^S/β^S
Gender	F
Age at consent, *years*	33
Pre-study VOCs, *VOCs / year*[2]	7

Treatment characteristics

- Successful engraftment[1]
  - Neutrophil engraftment at study day 30
  - Platelet engraftment at study day 30
- Initial safety profile consistent with myeloablative busulfan conditioning and autologous HSCT
- 3 SAEs occurred, none considered related to CTX001 by study investigator, all resolved:
  - Sepsis in the presence of neutropenia
  - Cholelithiasis
  - Abdominal pain

1 Neutrophil engraftment defined as absolute neutrophil count ≥500 cells/μL for three consecutive days, and platelet engraftment defined as unsupported platelet count ≥ 50,000/μL
2 Annualized rate during the two years prior to consenting for the study

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First patient treated in CLIMB SCD-121 had 46.6% HbF at 4 months after CTX001 infusion Hemoglobin fractionation over time pre and post CTX001 infusion, % of total g/dL hemoglobin 1 HbF HbS HbA HbA2 Hb Undefined 11.3 10.1 CTX001 infusion 8.9 8.3 46.6% 0.8% 37.2% 7.2 Patient has had 25.9% 9.1% no reported 21.3% VOCs since 32.6% CTX001 infusion 74.1% 41.2% Baseline 1 2 3 4 Months post CTX001 infusion Patient receiving pRBC transfusions Patient not receiving pRBC transfusions 1 Hb Undefined: Hb adducts and other variants. 11First patient treated in CLIMB SCD-121 had 46.6% HbF at 4 months after CTX001 infusion Hemoglobin fractionation over time pre and post CTX001 infusion, % of total g/dL hemoglobin 1 HbF HbS HbA HbA2 Hb Undefined 11.3 10.1 CTX001 infusion 8.9 8.3 46.6% 0.8% 37.2% 7.2 Patient has had 25.9% 9.1% no reported 21.3% VOCs since 32.6% CTX001 infusion 74.1% 41.2% Baseline 1 2 3 4 Months post CTX001 infusion Patient receiving pRBC transfusions Patient not receiving pRBC transfusions 1 Hb Undefined: Hb adducts and other variants. 11

HbF is highly pancellular in peripheral RBCs Peripheral RBC F-cells % F-cells (circulating RBCs expressing fetal hemoglobin) 94.7 CTX001 infusion 70.2 43.8 33.9 4.3 Baseline 1 2 3 4 Months post CTX001 infusion 12HbF is highly pancellular in peripheral RBCs Peripheral RBC F-cells % F-cells (circulating RBCs expressing fetal hemoglobin) 94.7 CTX001 infusion 70.2 43.8 33.9 4.3 Baseline 1 2 3 4 Months post CTX001 infusion 12

Conclusions

- Initial safety profile of CTX001 is consistent with myeloablative busulfan conditioning and autologous hematopoietic stem cell transplant
- First patient with transfusion dependent β-thalassemia and β^0/IVS-I-110 genotype in CLIMB THAL-111 has stopped pRBC transfusions
  - HbF sustained >10 g/dL at 9 months post infusion
- First patient with severe sickle cell disease in CLIMB SCD-121 has had no vaso-occlusive crises (VOC) since CTX001 treatment and has stopped pRBC transfusions
  - HbF of 46.6% at 4 months post infusion

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